UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	81-4424170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5360 Legacy Drive, Building 2 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(833) 528-2785
(Registrant’s telephone number, including area code:)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC
Redeemable Warrants	KPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On June 5, 2026, Katapult Holdings, Inc. (the “ Company”) reached an agreement to settle a putative patent lawsuit, captioned Flexshopper, Inc. v. Katapult Holdings, Inc., filed on September 30, 2024 in the U.S. District Court for the Eastern District of Texas, Marshall Division, (Case No. 2:24-cv-00795-JRG). The complaint alleged patent infringement of United States Patent Nos. 10,089,682; 10,282,778; 10,891,687; 11,966,969; and 12,067,611 (“Subject Patents”) and sought an injunction as well as damages for alleged lost profits and willfulness. The settlement provides the Company and its affiliates, and their successors and assigns, a nonexclusive, perpetual, irrevocable, fully paid-up, royalty-free, worldwide license to the Subject Patents. The Company’s affiliates explicitly includes Aaron’s Intermediate HoldCo, Inc., (“Aaron’s”) and CCF Holdings LLC (“CCFI”), and each of their affiliates. Additionally, Flexshopper and the entity that purchased the Flexshopper patents, ReadySett LLC ("ReadySett"), fully releases and forever discharges and covenants not to sue the Company and its affiliates and their successors and assigns for direct or indirect infringement of any of the Subject Patents. In exchange, the Company agreed to pay a lump sum amount to Flexshopper and fully releases and forever discharges Flexshopper and its affiliates and their successors and assigns of all its claims. Flexshopper and ReadySett dismissed the claims brought in the lawsuit with prejudice on June 8, 2026.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “designed,” “enable,” “ensure,” “expect,” “intend,” “will,” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the Company’s expectations about the timing and approval of the dismissal of the lawsuit. These statements are not guarantees of future performance and actual results could differ materially from the Company’s current expectations. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and are subject to various risks and uncertainties, including, without limitation those risks and uncertainties described in the sections entitled “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on March 31, 2026 and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the SEC website at www.sec.gov. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report on Form 8-K and should not be relied upon as representing the Company’s views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements, other than as may be required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 8, 2026	/s/ Orlando Zayas
		Name:	Orlando Zayas
		Title:	Chief Executive Officer